SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant                                  [X]

Filed by a Party other than the Registrant               [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement  [_]  Definitive   Additional   Materials  [_]
Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               SSE TELECOM, INC.
-----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the
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        was determined):
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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                            SSE TELECOM, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD MARCH 22, 1999


TO THE STOCKHOLDERS OF SSE TELECOM, INC:

Notice is Hereby Given that the Annual Meeting of Stockholders of SSE TELECOM, INC. (the "Company") will be held at Techmart, 5201 Great America Parkway, Santa Clara, California 95054, on March 22, 1999, at 9:30 a.m., for the following purposes:

1. To elect the Company's Board of Directors.

2. To approve the Company's Employee Stock Purchase Plan.

3. To amend the 1997 Directors' Stock Option Plan by increasing by 50,000 Shares the number of shares of Common Stock issuable thereunder.

4. To ratify the selection of Deloitte & Touche LLP, as independent public auditors for the Company.

5. To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only Stockholders of record at the close of business on January 21, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Kenneth Guernsey
                                            Kenneth Guernsey
                                            Secretary

Fremont, California
February 12, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE YOUR PROXY.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKERAGE FIRM OR OTHER NOMINEE, PLEASE CONTACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT IT TO VOTE YOUR SHARES ON THE ENCLOSED CARD.

                               SSE TELECOM, INC.
                            47823 Westinghouse Drive
                            Fremont, California 94539


                                 PROXY STATEMENT

                                       for

            Annual Meeting of Stockholders To Be Held March 22, 1999


                               GENERAL INFORMATION

This Proxy Statement is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of SSE TELECOM, INC., a Delaware corporation (the "Company"), with its principal executive offices at 47823 Westinghouse Drive, Fremont, California, 94539, for use at the Annual Meeting of Stockholders to be held on March 22, 1999, at 9:30 a.m., (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Techmart, 5201 Great America Parkway, Santa Clara, California 95054.

A copy of the Annual Report of the Company for its fiscal year ended September 26, 1998, which contains financial statements and related schedules for the Company's latest fiscal year and certain other information regarding the Company, is included. The approximate date on which this proxy statement, the accompanying proxy, and the annual report are being sent to stockholders entitled to vote at the annual meeting, is February 12, 1999.

Voting Rights and Votes Required

Only stockholders of record on January 21, 1999 ("Record Date"), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had outstanding and entitled to vote 6,016,099 shares of common stock, $.01 par value per share ("Common Stock").

A majority of the outstanding shares of Common Stock on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Annual Meeting will have one (1) vote for each share so held. Directors are elected by a plurality of the votes cast. The six candidates receiving the highest number of votes will be elected.

The affirmative vote of the holders of the majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote will be required to approve the Company's Employee Stock Purchase Plan. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. In determining whether a proposal has received the requisite number of affirmative votes, abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Voting of Proxies

Shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election to the Board of the nominees listed below, FOR approval of the Company's 1999 Employee Stock Purchase Plan, FOR amendment to the 1997 Directors' Stock Option Plan to increase by 50,000 shares the number of shares issuable thereunder, and FOR the ratification of Deloitte & Touche LLP as independent public auditors for the Company.

The Board of Directors is not aware of any matter that will come before the Annual Meeting other than as described above. However, if any such matter is duly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of the proxy holders with respect to such matter properly coming before the Annual Meeting.

Revocation of Proxies

Any person giving a proxy pursuant to the solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or the Secretary of the Company, Kenneth Guernsey, at the Company's principal executive office, 47823 Westinghouse Drive, Fremont, California 94539, a written notice of revocation or duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Company's Common Stock in their names which are beneficially owned by others to forward the solicitation materials to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.





Stockholder Proposals

Proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than October 23, 1999, in order to be included in the proxy statement relating to that Annual Meeting.


                         ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors currently consists of six persons. The by-laws authorize a Board of Directors of one to nine members. At the Annual Meeting, Stockholders of the Company will elect six directors. Each Director to be elected shall hold office until the next Annual Meeting or until their respective successors shall be duly elected and qualified or until such director's earlier death, resignation, or removal.

There are six nominees for the Board positions. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares cast in the election of directors. Each of the nominees is presently a member of the Board. All of the nominees have indicated that they are able and willing to serve as directors. If, prior to the Annual Meeting, any nominee for election to the Board of Directors should become unavailable for election, an event which is not now anticipated by the Board of Directors, the proxies will be voted for the election of such substitute nominee or nominees, if any, or for a lesser number of persons, as the Board of Directors may propose.

At the Annual Meeting of Stockholders held on March 20, 1998, the Board of Directors consisting of seven members was elected. Effective April 29, 1998, Leon F. Blachowicz, President, & CEO of SSE Telecom, was added as a director. On September 25, 1998 Charles W. Ergen resigned as a director. On January 29, 1999 Jerome deVitry resigned as a director. The six nominees set forth below are all of the nominees that are being proposed for election as directors.

Nominees for Election as Directors

The following table set forth the nominees' names and ages, the positions and offices held by each with the Company and the period during which each has served as a director of the Company. No nominee or executive officer has any family relationship with any other nominee or executive officer.


Name                 Age      Position               Director Since
Leon F.  Blachowicz  59       President & Chief      Apr 1998 - Present
                              Executive Officer

Daniel E. Moore      45       Chairman of the Board  Apr 1989 - Present

Joseph T. Pisula     57       Director               Mar 1995 - Present

Lawrence W. Roberts  59       Director               Jun 1997 - Present

Erik H. van der Kaay 59       Director               May 1993 - Present

Olin L. Wethington   50       Director               Feb 1994 - Present



Leon F. Blachowicz has served as President, Chief Executive Officer, and Director of the Company since April 1998, the date he joined the Company. He has also served as a member of the Nominating Committee of the Board of Directors since April 1998. From 1995 to 1998, he was at California Microwave, Inc. and served as Group President of the Wireless and Satellite Communications Group. From 1989 until 1995 he was Vice President/General Manager of Varian Associates, Microwave Products Division, a manufacturer of satellite communication equipment. Mr. Blachowicz earned his Master's and Bachelors Degrees in Electrical Engineering from the University of Florida.

Daniel E. Moore has served as a Director of the Company since April 1989 and Chairman of the Board of Directors since April 1998. He has also served as a member of the Nominating Committee of the Board of Directors since April 1998, and the Audit Committee of the Board of Directors since June 1998. Mr. Moore served as acting Chief Financial Officer of the Company from August 1992 to December 1993 and joined the Company in January 1994 as Executive Vice President and Chief Financial Officer until May 1997. In May of 1997, Mr. Moore became Chief Executive Officer of the Company and President of SSE Technologies Inc. and of SSE Datacom, Inc., two subsidiaries of the Company. In June 1998, Mr. Moore resigned as Chief Executive Officer. Since October 1998 Mr. Moore has been Chief Financial Officer of Price Interactive, a privately held information technology firm in the interactive voice response and Internet solutions business. Mr. Moore also serves on the Board of Directors of Media4, Inc. a privately held developer of products for distribution of multimedia information over wireless networks. Mr. Moore received his Masters Degree in Business Administration from the University of Pittsburgh, and his Bachelor's Degree from Lafayette College. Joseph T. Pisula has served as a Director of the Company since March 1995. He is a member of the Audit Committee of the Board of Directors. He is President and Chief Executive Officer of TSI TelSys, Corp., a manufacturer of high-performance digital telemetry processing and simulation systems for ground station terminals used in the satellite remote sensing market. From October 1996 until April 1998 he was President and Chief Executive Officer of Network Storage Solutions, Inc., a network-attached storage appliance manufacturer. From February 1995 to May 1996, he was President of Treev Inc., (formerly called Network Imaging Corporation), an enterprise client-server software company. From April 1993 until September 1994, Mr. Pisula was Chairman and Chief Executive Officer of Digital Transmission System Inc., a telecommunications equipment manufacturer. Mr. Pisula received his Master's
Degree in Business Administration from the University of Rochester and his Bachelor of Science in Electrical Engineering from the University of Pittsburgh.

Lawrence W. Roberts has served as Director of the Company since June 1997. He is a member of the Compensation and Nominating Committees of the Board of Directors. Since 1985, he has been President and a Director of Technology
Strategies & Alliances ("TS&A"), a strategic investment banking firm specializing in the technology industry. Mr. Roberts serves on the Board of Directors of Quantegy Acquisition Corporation, Illgen Simulation Technologies, Inc., and MountainGate Imaging Systems Corporation. He received his Masters in Business Administration from the Harvard Graduate School of Business Administration, a Master's Degree in International Relations from American University and a Bachelor of Arts Degree from the University of Louisville.

Erik H. van der Kaay has served as a Director of the Company since May 1993. He is a member of the Compensation Committee of the Board of Directors. He also serves on the Boards of RF MicroDevices and TranSwitch Corporation. He is President and Chief Executive Officer of Datum, Inc., a synchronization products company based in Irvine, California. Previously, Mr. Van der Kaay was Executive Vice President of Allen Telecom, Inc., based in Beachwood, Ohio, and held other senior management positions within that company beginning in June of 1980. Mr. van der Kaay is a graduate of Sir George Williams University and Concordia University.

Olin L. Wethington has served as a Director of the Company since February 1994. He serves as Chairman of the Audit Committee. Mr. Wethington is a partner in the law firm of Steptoe & Johnson LLP, and has been associated with that firm since 1985 to the present, with the exception of the period from January 1990 to January 1993, during which he served as Special Assistant to the President, Executive Secretary to the Economic Policy Council at the White House, and Assistant Secretary of International Affairs at the U.S. Department of Treasury. His law practice is focused on international corporate and finance transactions, particularly related to emerging markets. Mr. Wethington is a graduate of the University of Pennsylvania and Harvard Law School.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                            "FOR" EACH NAMED NOMINEE


Information about the Board of Directors and Its Committees

The Board of Directors maintains standing Audit, Compensation, and Nominating Committees.

The Audit Committee consists of Olin L. Wethington, Joseph T. Pisula, and Daniel
E. Moore. The Audit Committee reviews and consults with the independent auditors concerning the Company's financial statements, accounting and financial policies, internal controls, and reviews the scope of the independent auditors' activities and the fees. One of the primary functions of the Audit Committee is to maintain good communications on accounting matters among the Committee, the Company's independent auditors, and the Company's management. The Audit Committee met three times during fiscal 1998.

The Compensation Committee consists of Lawrence W. Roberts and Erik H. van der Kaay. The Compensation Committee reviews the Company's compensation philosophy, recommends to the Board of Directors the total compensation to be paid to the president and the executive vice presidents of the Company, SSE Technologies Inc., and SSE Datacom, Inc., approves the form and terms of all incentive and stock option plans, and prepares the Compensation Committee Report. The Compensation Committee met five times during fiscal 1998.

The Nominating Committee consists of Leon F. Blachowicz, Daniel E. Moore, and Lawrence W. Roberts. The Committee reviews the Company's need and qualifications for board members and oversees the recruitment of qualified individuals. The Nominating Committee met once during fiscal 1998. The committee may consider candidates recommended by stockholders.

The Board of Directors met eight times in regularly scheduled and special meetings during fiscal 1998. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a director), other than Mr. deVitry who attended thirty-eight percent (38%) of the aggregate of the total number of meetings of the Board of Directors. Each incumbent director attended at least seventy-five percent (75%) of the total number of meetings held by all committees of the Board on which such member served (held during the period for which he has been a director).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the National Association of Security Dealers, Inc. Officers, directors and greater than ten percent (10%) Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Form 5 was not required for those persons, the Company believes that, during the period September 28, 1997, through September 26, 1998, all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with except that George M. Walley, Executive Vice President of Product Development, did not file a Form 3 in a timely manner.

Certain Relationships and Related Transactions

In June 1995, the Company and Alcatel Telspace S.A. ("Alcatel Telspace"), a unit of Alcatel Telecom of France, and a principal stockholder of the Company, invested equally in Media4, Inc. ("Media4"), a privately held developer of products for distribution of multimedia information over wireless networks to personal computers. During fiscal year 1998, the Company purchased Alcatel's Media4 7% convertible debenture for $175,000 plus accrued interest, and an additional $2,250,000 of 9.5% convertible debentures. Including the initial investment and as of January 23, 1999, the Company has invested approximately $965,000 in Media4 common stock, $350,000 in Media4 7% convertible debentures, and $2,250,000 in Media4 9.5% convertible debentures. The 7% convertible debt is due May 2000 and the 9.5% convertible debt is due March 1999. Daniel E. Moore, an officer and a director of the Company, is also a member of the Board of Directors of Media4. Jerome deVitry, is also the Deputy General Manager of Alcatel Telspace. The Company purchased $55,000 of products for resale to Media4 and purchased $36,000 from Media4, during fiscal 1998. As of September 26, 1998 the Company had trade receivables and payables with Media4 of $225,000 and $38,000, respectively.

Alcatel Telspace and the Company also entered into an agreement, dated September 1996, outlined in a Joint Product Policy to identify certain satellite telecommunications products, which may be jointly developed and marketed by each party. The intent of the Joint Product Policy is to add additional products to each company's product or systems offerings thereby potentially increasing market share. The two companies have collaborated in the development of certain satellite communications equipment in the past. The Company had shipments to Alcatel Telspace of $917,000 and purchases from Alcatel Telspace of $1.8 million, during fiscal 1998. As of September 26, 1998 the Company had trade receivables and payables with Alcatel Telspace of $81,000 and $680,000, respectively. Alcatel Telspace is currently a primary supplier of a key component in the Company's STAR satellite transceiver products.

Pursuant to that certain Stockholder Agreement by and among Alcatel Telespace, the Company and certain stockholders of the Company dated
September 6, 1996, (the "Agreement") Alcatel Telspace was granted certain Board representation and observation rights. Specifically, Alcatel Telspace has the right, but not the obligation to designate an individual for nomination to the Board (the "Nominee"). Also, pursuant to the Agreement the Company and Frederick
C. Toombs and Daniel E. Moore (the "Current Stockholders") must use their best efforts to cause such Nominee to be nominated to the Board. In addition, each Current Stockholder must vote all his shares of Common Stock of the Company in favor of the election of such Nominee. Further, if Alcatel Telspace chooses not to designate a Nominee, Alcatel Telspace has the right to have a representative designated by it to attend all meetings of the Board. The Company, however, has the right to exclude such representative from any meeting or any part thereof if the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. The right of Alcatel Telspace to designate a Nominee or to have a representative designated by it attend all meetings of the Board terminates in its entirety on the date on which Alcatel Telspace and its affiliates hold, in the aggregate, less than 500,000 shares of Common Stock, provided that on such date, such shares represent less than 8% of the outstanding voting securities of the Company on a fully diluted basis. Similarly, the obligation of the Current Stockholders to vote their shares in favor of a Nominee terminates at the time that such Current Stockholder holds less that 10,000 shares of Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 4, 1998, with respect to the beneficial ownership of the Company's outstanding Common Stock , by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding common stock, (ii) the Company's Chief Executive Officer and each of the four most highly compensated officers for the year ended September 26, 1998, (iii) the directors and nominees individually, and (iv) all executive officers and directors as a group.


Name and Address of Beneficial Owner **        Beneficial Ownership (1)
                                               Number     Percent
                                               of Shares  of total


Leon F. Blachowicz, President,                 28,900            *
Chief Executive Officer and Director

Daniel E. Moore, Director (2)                 245,689          4.0

Jerome de Vitry, Director (3)(11)                 834            *

Joseph T. Pisula, Director (4)                 17,084            *

Lawrence W. Roberts, Director (5)                 834            *

Frank S. Trumbower (6)                        484,220          8.0

Erik H. van der Kaay, Director (7)             12,834            *

Olin L. Wethington, Director (8)               35,834            *

Claudio S. Mariotta                             2,629            *

James D. Bletas                                    --          N/A

Russ D. Kinsch                                  1,882            *

Alcatel Telspace, S.A.(9)                     925,000         15.4

Directors and Executive Officers              349,820          5.8
 as a Group (13 persons)  (10)



*        Represents less than 1% of the outstanding shares.
** The address for each Director, nominee for Director, and Officer named in the table is c/o of the Company at 47823 Westinghouse Drive, Fremont, California 94539; the address for Frank S. Trumbower is 1430 Springhill Road, Suite 200, McLean, Virginia 22102; and the address for Alcatel Telspace, S.A. is 5 Rue Noel Pons, 92734 Nanterre Cedex, France.

Notes:
1. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 6,016,099 shares of Common Stock outstanding as of December 4, 1998.
2.          The number of shares represents options exercisable for 90,000 shares.
3.          The number of shares represents options exercisable for 834 shares.
4.          The  number of shares  represents  options  exercisable  for  12,084 shares.
5.          The number of shares represents options exercisable for 834 shares.
6.          The number of shares  includes  192,827 shares that are owned by Mr.
            Trumbower's spouse, as to which Mr. Trumbower disclaims beneficial ownership. Additionally, includes 16,667 shares owned by Prescap Limited Partnership of which Mr. Trumbower is a general partner.
7. The number of shares includes warrants exercisable for 5,000 shares of Common Stock, options exercisable for 5,834 shares, and 2,000 shares owned by Mr. van der Kaay's spouse.
8. The number of shares includes warrants exercisable for 5,000 shares of Common Stock and options exercisable for 15,834 shares.
9. The number of shares includes warrants exercisable for 300,000 shares of Common Stock.
10.         Includes the Directors and Executive Officers named in the table.
11. On January 29, 1999 Jerome deVitry, Alcatel Telspace's nominee for director resigned as a director of the Company.




                             EXECUTIVE COMPENSATION

Compensation Tables

The following table sets forth, as to the Chief Executive Officer and each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the given fiscal year, information concerning compensation paid for services to the Company in all capacities during the fiscal years ended September 26, 1998, September 27, 1997, and September 28, 1996.


                           SUMMARY COMPENSATION TABLE


                                                                 LONG TERM
                                          ANNUAL                 COMPENSATION
                                          COMPENSATION           SECURITIES
                                          SALARY   BONUS         UNDERLYING ALL OTHER
                                                                 OPTIONS    COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR    ($)      ($)         (#)        ($)
-----------------------------------------------------------------------------

Leon F. Blachowicz(7)               1998  88,576(2)    --        150,000      623(10)
President & Chief Executive         1997      --       --             --       --
Officer of SSE Telecom, Inc.        1996      --       --             --       --

Daniel E. Moore(8)                  1998 178,995(6)   41,820          --   21,073(1,5)
Exec. VP and CEO SSE Telecom,       1997 172,596       --         40,000   11,810(1)
SSE Technologies Inc.,              1996 150,958       --             --   10,408(1)
and SSE Datacom, Inc.

Claudio S. Mariotta                 1998 144,348       6,250          --    6,894(1)
Exec. VP, SSE Telecom, Inc.         1997 136,658       --         22,000    5,885(1)
                                    1996 100,000(2)    --         30,000       --

James D. Bletas (9)                 1998 160,014(6)   13,472(4)       --   13,071(1,5)
Exec. VP, SSE Telecom, Inc.         1997  89,645(2)   17,113(3)   45,000    5,270(1)
                                    1996      --       --             --       --

Russ D. Kinsch                      1998 130,000       --             --    1,696(1)
Chief Financial Officer of          1997  27,500(2)    --         25,000      986(1)
SSE Telecom, Inc.                   1996      --       --             --       --
---------------

 (1) Includes car allowance, employee insurance, and 401k benefits.

 (2) Employed for less than a full year.

 (3) Includes sales commission related to fiscal year 1997.

 (4) Includes sales commission related to fiscal year 1998.

 (5) Includes accrued vacation payment.

 (6) Includes severance payments.

 (7) Effective April 29, 1998, Mr. Blachowicz was named President and Chief Executive Officer of SSE Telecom, Inc.

  (8) Effective April 29, 1998, Mr. Moore resigned as Chief Executive Officer of SSE Telecom, Inc.

 (9) Effective June 1998, Mr. Bletas resigned as EVP of Business Development.

(10) Includes employee insurance.




Employment Agreements

In April 1998, the Company entered into an employment agreement with Mr. Blachowicz, the Company's President and Chief Executive Officer. The annual base salary is Two Hundred Thirty-Five Thousand Dollars ($235,000). Bonus compensation shall be payable in cash and/or stock options in accordance with a bonus compensation plan put into effect by the Company's Board of Directors for each fiscal year. In addition, if Mr. Blachowicz is terminated without cause,
(a) within the first twelve (12) month period from the Effective Date, the he shall be entitled to receive, and shall receive, "Continuing Compensation" as hereafter defined in subsection (iii) for a period of twelve (12) months from the date of termination, payable in monthly installments during the twelve (12) month period following termination, (b) within the second twelve (12) month period from the Effective Date, he shall receive Continuing Compensation for a period of nine (9) months from the date of termination, payable in monthly installments during the twelve (12) month period following termination; and (c) within the third twelve (12) month period from the Effective Date, he shall receive Continuing Compensation for a period of six (6) months from the date of termination, payable in monthly installments during the twelve (12) month period following termination. Mr. Blachowicz has agreed not to (i) compete with the Company during the period in which he receives such salary continuation payments or (ii) during the term of this Agreement, or at any time during the two (2) year period thereafter, divulge, furnish or make accessible to anyone other than the Company, the directors and officers of the Company, unless otherwise in the regular course of the business of the Company, any knowledge of confidential information.

The Company has employment agreements with Mr. Bletas, and Mr. Moore.
The agreements provide, among other things, for severance payments in the event the Company terminates employment other than for just cause, including termination associated with the sale of the Company. The severance would be in monthly installments and benefits would be continued during the payment period. Mr. Bletas resigned in June 1998 and Mr. Moore resigned as CEO on April 29,1998, and left the Company on June 30, 1998. Messrs. Bletas, and Moore are receiving or have received severance payments per the termination clause in their agreements.


Stock Options

The following table shows, as to individuals named in the Summary Compensation table above, information concerning stock options granted during the fiscal year ended September 26, 1998.



                        Option Grants in Last Fiscal Year

                                                                           Potential Realizable
                                                                           Values at Assumed
                                        % of                               Annual Rates of Stock
                           Number of    Total Options                      Price Appreciation
                           Securities   Granted to   Exercise              for Option Term
                           Underlying   Employees in Price      Expiration(5 Years)
Name                       Options      Fiscal Year  Per Share  Date       5% ($)    10% ($)
                           -----------  ----------   ------     -------   ------    -------

Leon F. Blachowicz         150,000      34.85%         $4.06      4/29/03    168,830  372,525
Daniel E. Moore                 --         --             --           --         --       --
Claudio S. Mariotta             --         --             --           --         --       --
James D. Bletas                 --         --             --           --         --       --
Russ D. Kinsch                  --         --             --           --         --       --


The following table shows, as to individuals named in the Summary Compensation table above, information concerning stock options exercised during the fiscal year ended September 26, 1998.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                     SHARES                                      VALUE OF UNEXERCISED
                     ACQUIRED         NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS
                     ON       VALUE   OPTIONS AT FISCAL YEAR END AT FISCAL YEAR END(2)
                     EXERCISE REALIZED------------------------------------------------
NAME                 (#)     ($)(1)EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                 ----     ---- ----------- ------------- ----------- -------------

Leon F. Blachowicz    --       --           --       150,000         --          --
Daniel E. Moore       --       --       90,000            --         --          --
Claudio S. Mariotta   --       --       20,500        31,500         --          --
Russ D. Kinsch        --       --        6,250        18,750         --          --


(1) Market value of underlying securities based on the closing price of the Company's Common Stock on the date of exercise minus the exercise price.

(2) Market value of underlying securities based on the closing price of the Company's Common Stock on September 25, 1998. (the last trading day prior to September 26, 1998) on the NASDAQ National Market System of $1.31 minus the exercise price.)

Director Compensation

The Board of Directors fixes the compensation of directors. During fiscal 1998, directors' fees for non-employee directors is fixed at $6,000 annually. Directors are paid for each meeting of the Board at the rate of $500 for each meeting. Directors' deVitry, Ergen, Pisula, Roberts, van der Kaay, and Wethington received their annual grant of stock options for 2,500 shares of Common Stock on April 20, 1998. Mr. deVitry resigned as director of the Company effective January 29, 1999.

In addition Messrs. Roberts, Pisula, van der Kaay, and Wethington each received options to acquire 5,000 shares of the Company's common stock as compensation for executive recruitment in fiscal 1998.


Report of the Compensation Committee On Executive Compensation (1)

The Compensation Committee (the "Committee") of the Board of Directors is composed of two outside directors, Messrs. Roberts and van der Kaay. The Committee administers the Company's Executive Compensation Program.
Participants in the Executive Compensation Program in 1998 were Claudio S. Mariotta, James D. Bletas, Jacques Couet, Daniel E. Moore, Michael B. Wytyshyn, Myron B. Gilbert, and Leon F. Blachowicz. The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies including the amounts and forms of compensation. In addition, the Committee is responsible for making annual recommendations to the Board for the compensation to be paid to the Chief Executive Officer as well as each executive officer of the Company. The objectives of the Company's Executive Compensation Program are to provide the following:

         +        Levels of compensation that are competitive with those
provided in the industry and market in which the Company competes for its executive resources;

         +        Annual incentive compensation that varies with the financial performance of the Company, and rewards corporate and individual performance;
and

         +        Long-term incentives which align the interests of management with those of the Stockholders.

(1) This section is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or Exchange Act whether made before or after the date hereof, and irrespective of any general incorporation language in such filings.

Executive Officer Compensation Program

The Company's Executive Compensation program is composed of four elements; base salary, annual cash incentive compensation, long-term incentive compensation principally in the form of stock options, and various other customary benefits. To align salaries with the Company's performance, a portion of compensation is contingent upon the overall financial performance of the Company as well as individual achievement of objectives that positively impact the financial performance of the Company.

Base Salary

Officers' base salaries are reviewed annually by the Committee based on the results achieved by each officer relative to that officer's assigned goals and with regard to published executive salary levels at similar companies with comparable revenues. In general, the Committee believes that base salaries should approximate those in the upper quarter of the comparable industry range.



Annual Incentive Compensation

The purpose of the Company's incentive compensation plan is to provide a direct financial incentive in the form of an annual cash bonus to executives who assist the Company in achieving the Company's annual profit and operational goals. These objectives are developed in conjunction with management and approved by the Committee near the beginning of each fiscal year and are based upon financial plans and budget approved by the Board. For fiscal year 1998, the incentive compensation was based upon operating profit, cashflow, and the execution of agreements with a number of new customers. In the prior two fiscal years, corporate earnings per share ("EPS") and the operating income of SSE Technologies Inc. and SSE Datacom, Inc. were the primary measures upon which the annual cash bonuses were based. In fiscal 1998 bonuses to executive officer ranged from 1% to 24% of 1998 base compensation.

Equity Compensation

The 1992 and 1997 Employee Stock Option Plans (the "Option Plans") are the Company's principal long-term incentive plans for executive officers and key employees. The objectives of the option plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock. The Company believes that stock options, better than other long-term incentives, create a mutuality of interest between the employees and stockholders because stock options provide value to the optionee only if the stock price increases.

Stock options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, have a five (5) year term and generally vest ratably over a four-year period. Options are granted at the fair market value of the Company's Common Stock on the date of grant so as to provide a reward only for future stock appreciation. The Committee determined that all executive officers hired in fiscal 1998, including the CEO, would receive option grants in fiscal 1998.

Benefits

The Company provides benefits to the executive officers that are generally available to all management employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for fiscal 1998 for any executive officer.

Chief Executive Officer Compensation

The Committee uses the same procedures described above in setting the annual salary, bonus, and stock option awards for Mr. Leon F. Blachowicz, the Company's President and Chief Executive Officer. Mr. Blachowicz base salary for fiscal 1998 was $235,000 per annum. For fiscal 1998 the Committee awarded a commitment bonus of $50,000, payable in January 1999, and awarded him an option grant to purchase 150,000 shares of the Company's Common Stock at the fair market value of the Common Stock on the date of grant. Such option vests over a four-year period from the date of grant. This grant was intended to maintain the overall competitiveness of Mr. Blachowicz compensation package and strengthen the alignment of Mr. Blachowicz's interest with those of the stockholders during a crucial phase of the Company's development.


Report Summary

The Committee has reviewed the total compensation of the Chief Executive Officer of the Company, Leon F. Blachowicz, and Daniel E. Moore through April 1998, and the other highest paid executive officers in fiscal 1998, Michael B. Wytyshyn, Myron B. Gilbert, Claudio S. Mariotta, Jacques Couet and James D. Bletas. The Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other similar companies with which the Company competes for executives and employees. The Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders.

                                                  COMPENSATION COMMITTEE

                                                  Lawrence W. Roberts
                                                  Erik H. van der Kaay

STOCK PRICE PERFORMANCE GRAPH

The SEC requires a comparison on an indexed basis of cumulative total stockholder return for the Company, a relevant broad equity market index, and a published industry line-of-business index. The following graph shows a five-year comparison of cumulative total returns as illustrated by the price of the Company's Common Stock, the NASDAQ Market Index and a peer group index that includes the securities of companies such as California Microwave, Inc., Datron Systems Inc., and Scientific-Atlanta, Inc. in the radio and TV communication equipment market, each of which assumes reinvestment of dividends.


 Measurement Period                'SSE TELECOM,
(Fiscal Year Covered)                   INC.'         INDUSTRY INDEX   BROAD MARKET


1993                               100.00             100.00            100.00
1994                                62.34             107.69            105.82
1995                                87.01             146.21            128.48
1996                                94.81             111.08            150.00
1997                                57.14             148.16            203.88
1998                                13.64              97.15            211.88


     Media General Financial Services, P.O. Box 85333, Richmond, VA, 23293, provided the information for this chart.




         ITEM 2 - APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN

ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

At a meeting of the Board of Directors of the Company on January 14, 1999 the Board of Directors unanimously approved and recommended to the Stockholders the adoption of the Employee Stock Purchase Plan for employees of the Company and its subsidiaries (the "Stock Purchase Plan"). The Stock Purchase Plan was established pursuant to the provisions of Section 423 of the Code, and the principal features of the Plan are summarized below. All statements made in the following summary of the Stock Purchase Plan are qualified by reference to the full text of the Stock Purchase Plan attached to this Proxy Statement as Exhibit A.

Purpose

The purpose of the Stock Purchase Plan is to provide a method whereby all eligible employees of the Company may acquire a proprietary interest in the Company through the purchase of Common Stock. Under the Stock Purchase Plan, payroll deductions are used to purchase the Company's Common Stock.



Reservation of Shares

An aggregate of 150,000 shares of Common Stock of the Company will be reserved for issuance under the Stock Purchase Plan. In the event of corporate changes affecting the Company's Common Stock, such as reorganizations, share splits, share dividends, mergers, consolidations or otherwise, the Company will make appropriate adjustments in the number of shares reserved under the Stock Purchase Plan. The Board of Directors believes that the Stock Purchase Plan will serve as an incentive for the Company to retain highly experienced and trained employees, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

Administration

The Plan is administered by the Company's Chief Financial Officer, Director of Human Resources, and another member of senior management (the "Committee"). All determinations by the Committee are final and conclusive.

Eligibility

All executive officers and eligible employees of the Company as of the commencement of any offering period under the Stock Purchase Plan are eligible to participate in the Stock Purchase Plan. The employee must enroll in the Plan prior to the commencement of any such offering periods by authorizing payroll deductions of any whole percentage from one percent (1%) to ten percent (10%) of such participant's compensation (as defined to include, without limitation, overtime, shift premium and bonuses) to be applied toward the purchase of the Company's Common Stock. No employee shall be eligible to enroll under the Stock Purchase Plan who, at the time of enrollment, owns stock possessing 5% or more of the total combined voting power of the Company. The Company estimates that approximately 171 employees are eligible to participate in the Stock Purchase Plan.

Purchase Terms

An employee electing to participate in the Stock Purchase Plan must authorize a whole percentage (not less than 1% nor more than 10%) of the employee's compensation to be deducted by the Company from the employee's pay during each pay period included within the offering periods (the "Offering Periods"). Unless otherwise determined by the Committee, the semi-annual Offering Periods commence on the first day of May and on the first day of the following November, and terminate on the 31st day of October and on the 30th day of April, respectively, with the last Offering Period commencing on May 1, 2001. On the first business day of each of the Offering Periods, the Company will grant to each participant an option to purchase shares of Common Stock of the Company. On the last day of each of the Offering Periods, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions. The option price under the Stock Purchase Plan is equal to 85% of the fair market value of the Common Stock on either the first business day or last business day of the applicable Offering Period, whichever is lower. No interest will be paid on amounts deducted from an employee's pay and used to purchase Common Stock under the Stock Purchase Plan. The maximum number of shares of Common Stock to be issued in each Offering Period shall be 37,500, plus unissued shares from any prior Offering Periods, whether offered or not.

A participant may voluntarily withdraw from the Stock Purchase Plan at any time by giving at least 5 days notice to the Company prior to the end of the Offering Period and shall receive on withdrawal the cash balance (without interest) then held in the participant's account. Upon termination of employment for any reason, including resignation, discharge, disability or retirement, or upon the death of a participant, the balance of the participant's account (without interest) shall be paid to the participant or his or her designated beneficiary.

Amendment or Termination

The Board of Directors may at any time amend, suspend or discontinue the Stock Purchase Plan provided no such suspension or discontinuance may adversely affect any outstanding options. The Stock Purchase Plan provides that, without shareholder approval, no amendment may (i) increase the maximum number of shares issuable under the Stock Purchase Plan (except for adjustments as a result of corporate changes affecting the Company's Common Stock specifically authorized in the Stock Purchase Plan), (ii) increase the benefits accruing to participants under the Stock Purchase Plan or (iii) modify the requirements as to eligibility for participation in the Plan. The Stock Purchase Plan will terminate by its own terms on October 31, 2001.

Miscellaneous

The proceeds received by the Company from the sale of Common Stock pursuant to the Stock Purchase Plan will be used for general corporate purposes. The Company is not obligated to hold the accrued payroll deductions in a segregated account. The Stock Purchase Plan will be effective as of the date on which each of the following shall have occurred: (i) this Stock Purchase Plan shall have been approved by the Stockholders of the Company and (ii) a registration statement for the Stock Purchase Plan shall have become effective under the Securities Act of 1933, as amended.


Certain Federal Income Tax Consequences

The following general description of federal tax consequences is based on current statutes, regulations and interpretations, and does not include possible state or local income tax consequences. The Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code with the following principal tax consequences.

Amounts deducted from a participant's pay under the Stock Purchase Plan are included in the participant's compensation subject to federal income and employment taxes. The Company will withhold taxes on these amounts.

The purchase of shares of Common Stock under the Stock Purchase Plan will not result in an employee's realization of taxable income, thus permitting employees to acquire stock in the Company without immediate tax consequences. An employee who does not dispose of the Common Stock so purchased until at least two years after the date of enrollment in the Offering Period in which employee's shares are purchased and 12 months after the date of purchase will also receive long-term capital gain treatment for any appreciation in the value of such employee's Common Stock over the fair market value at the time enrollment for the calendar year such purchase is effective. Such capital gain treatment is not, however, available for the 15% discount at which the Common Stock is initially purchased, and an employee who meets the holding requirements above is required to include as ordinary income at the time of such employee's death or disposition of such employee's Common Stock the lesser of (i) the excess of its fair market value over the price at the time enrollment is effective or (ii) the excess of its fair market value at the time of disposition or death over the amount such employee actually paid for such shares. If an employee sells such employee's Common Stock under such circumstances for less than such employee is paid for such shares, there is no ordinary income and such employee will realize a long-term capital loss on that difference. Any ordinary income realized by an employee will increase the basis of such employee's Common Stock for purposes of determining the amount of any gain or loss realized upon its disposition.

With limited exceptions, an employee who fails to retain Common Stock purchased under the Stock Purchase Plan until at least two years after the effective date of enrollment in the Offering Period in which employee's shares are purchased and 12 months after the date of purchase is considered to have made a "disqualifying disposition" and forfeits the special tax treatment extended under Section 423 of the Code. In general, such an employee recognizes ordinary income at the time of such disposition equal to the excess of the fair market value of the Common Stock at the exercise date over the purchase price paid. Such fair market value as of the exercise date becomes the tax basis for determining any further gain or loss at the time of disposition of the Common Stock. In determining whether that gain or loss is long-term or short-term, the holding period is calculated from the date of purchase. A capital gain or loss is long-term if the shares have been held for more than 12 months.

The Company is entitled to a deduction equal to the amount of ordinary income realized by an employee who makes a disqualifying disposition. Otherwise, the Company is not entitled to any deduction on account of the purchase of Common Stock under the Stock Purchase Plan or the subsequent sale by employees of Common Stock purchased Pursuant to the Stock Purchase Plan.

The approval of the adoption of the Stock Purchase Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies, and entitled to vote, at the Annual Meeting. A copy of the Stock Purchase Plan, as proposed for adoption, is attached to this Proxy Statement as Exhibit A.


The  Board of  Directors  recommends  a vote  "FOR"  the  adoption  of the Stock
Purchase Plan. Proxies solicited by the Board of Directors will be so voted unless Stockholders specify otherwise.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
         THE 1999 EMPLOYEE STOCK OPTION PLAN DESCRIBED HEREIN AND
         SET FORTH IN EXHIBIT A HERETO.


              ITEM 3 - AMENDMENT TO THE 1997 DIRECTORS' STOCK OPTION PLAN TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THERUNDER.

At the Annual Meeting, the Stockholders are being asked to approve the amendment to the Directors' Stock Option Plan (the "Directors' Plan"). The amendment would increase the number total number of shares reserved under the plan to 100,000. A copy of the amendment is attached as Exhibit B.

A brief summary of the Directors' Plan follows. All statements made in the following summary are qualified by reference to the full text of the 1997 Directors' Stock Option Plan, as amended attached to this Proxy Statement as Exhibit B.

Management believes that the ability to grant stock options to directors that are not employees of the Company or of any subsidiary of the Company ("Non-Employee Directors") is important to the Company's ability to attract and retain qualified Non-Employee Directors, who are essential to the long-term success of the Company, and to align the interests of Non-Employee Directors with the interest of stockholders.

Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described here) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Directors' Plan, grant Options under the Directors' Plan and shall have the power to construe the Directors' Plan, to determine all questions arising under it, and to adopt and amend such rules and regulations for the administration of the Directors' Plan as it may deem desirable.

Options. Awards under the Plan shall include only Options, which are rights to purchase the Common Stock of the Company. Options granted under the Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The Option exercise price shall be the fair market value of the Common Stock subject to such Option on the date the Option is granted, which shall be the closing price of a share of Common Stock on the date of grant as reported on the NASDAQ National Market.

Each year, as of the date thirty days after election or reelection as a member of the Board of Directors at the annual meeting of shareholders of the Company, each Non-Employee Director shall automatically receive an Option for 2,500 shares of Common Stock. In addition, the Plan permits the grant of additional or separate Options to directors serving on a committee of the Board.

Shares Subject to Directors' Plan. Upon amendment there may be issued under the Directors' Plan pursuant to the exercise of Options an aggregate of not more than 100,000 shares, subject to adjustment as provided in the Directors' Plan.

Eligibility. Only a Non-Employee Director shall be eligible to receive an Option in accordance with the terms of the Directors' Plan. A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Directors' Plan) shall have no rights as a shareholder with respect to any shares of Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in the Directors' Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

Restrictions on Exercise.  No Option shall be exercisable:

(i) Before the expiration of one year from the date it is granted and after the expiration of ten years from the date it is granted; and may be exercised during such period as follows: one-third (33 1/3%) of the total number of shares covered by the Option shall become exercisable each year beginning with the first anniversary of the date it is granted, provided that an Option shall automatically become immediately exercisable in full when the Non-Employee Director ceases to be a Non-Employee Director for any reason other than death;

(ii) Unless payment in full is made for the Common Stock being acquired under it at the time of exercise. Such payment shall be made (a) in United States dollars by cash or check, or

     (b) in lieu of that, by tendering to the Company shares of Common Stock owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the closing price of a share of Common Stock on the date of exercise as reported by the NASDAQ National Market, or

     (c) by a combination of United States dollars and Common Stock as stated above; and

(iii) Unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

         (a)if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person, at any time within three years of the date he ceased to be such a Non-Employee Director(but in no event after the Option has expired under the provisions of the Directors' Plan), may exercise the Option with respect to any Common Stock as to which he has not exercised the Option on the date he ceased to be such a Non-Employee Director; or

     (b) if any person to whom an Option has been granted shall die holding an Option that has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of the Directors' Plan), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death.

Use of Proceeds. The proceeds received by the Company from the sale of stock under the Directors' Plan will be used for general corporate purposes.

Dilution. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the number or kind of shares that may be issued under the Directors' Plan, and the number or kind of shares subject to, or the Option price per share under, any outstanding Option shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Director's Plan.

Amendment or Discontinuance. The Directors' Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that except as provided in the Directors' Plan, the Board may not, without further approval by the shareholders of the Company in accordance with the Directors' Plan, increase the maximum number of shares of Common Stock as to which Options may be granted under the Directors' Plan, reduce the minimum Option exercise price, extend the period during which Options may be granted or exercised under the Directors' Plan, or change the class of persons eligible to receive Options under the Directors' Plan. No amendment of the Directors' Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.


Termination. The Directors' Plan shall terminate upon the earlier of the following dates or events to occur:

  (i) upon the adoption of a resolution of the Board terminating the Directors' Plan; or

  (ii) five years from June 2, 1997 the date the Directors' Plan was initially approved and adopted by the shareholders of the Company in accordance with provisions of the Directors' Plan.

Tax Consequences. Under current Federal tax law, generally, no taxable income will be realized by a participant in the Directors' Plan and the Company will not be entitled to any deduction upon the grant of a Nonqualified Stock Option, provided that the Nonqualified Stock Option is not itself traded on a securities market. Upon exercise of a Nonqualified Stock Option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the option stock on the date of exercise. Subject to the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held.



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT TO
           THE 1997 DIRECTORS' STOCK OPTION PLAN TO INCREASE BY 50,000
                SHARES THE NUMBER OF SHARES ISSUABLE THEREUNDER.


         ITEM 4 - RATIFICATION OF SELECTION OF AUDITORS

The Company dismissed Ernst & Young LLP as its independent auditors for the fiscal year ending September 26, 1998. The Company's Board of Directors approved such dismissal on April 24, 1998.

The Board of Directors has approved the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 25, 1999, and has further directed that the selection of Deloitte & Touche LLP be submitted for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since 1998.

Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's by-laws or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the Stockholders for ratification as a matter of good corporate practice. If the Stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditor at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and voting at the meeting will be required to ratify the selection of Deloitte & Touche LLP. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, to be available to answer appropriate questions and to make a statement if desired.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS DESCRIBED HEREIN.


                          SHAREHOLDER PROPOSALS FOR THE
                       1999 ANNUAL MEETING OF STOCKHOLDERS

Proposals of Stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") must be received by the Company no later than October 8, 1999, in order to be included in the proxy statement and proxy relating to the 1999 Annual Meeting.

                                                   OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                               BY ORDER OF THE DIRECTORS

                                               /s/ Kenneth Guernsey
                                               KENNETH GUERNSEY
                                               SECRETARY
February 12, 1999

                                                                       Exhibit A

                                SSE TELECOM, INC.
                      1999 EMPLOYEE STOCK PURCHASE PLAN


                               Article I - Purpose

         1.01.  Purpose

         This SSE Telecom, Inc. 1999 Employee Stock Purchase Plan (the "Plan")is being established for the benefit of employees of SSE Telecom, Inc., a Delaware corporation (the "Company"), its wholly owned subsidiaries and any subsequently designated subsidiaries of the Company. The Plan is intended to provide the employees of the Employer with an opportunity to purchase common shares, $0.01 par value, of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.


                            Article II - Definitions

         2.01. "Total Compensation" means regular earnings, including payments for overtime, shift premium, bonuses and other special payments, commissions and other incentive payments.

         2.02.  "Committee" means the individuals described in Article X.

         2.03. "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

         2.04. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week and more than five months per calendar year.

         2.05. "Plan Administrator" means the Company's Director of Human Resources.


                   Article III - Eligibility And Participation

         3.01.  Initial Eligibility.

         Except as otherwise provided in the Plan, each and every Employee of the Company shall be eligible to participate in Offerings (as hereinafter defined) which commence on or after the respective Employee's commencement date of employment.

         3.02.  Leave of Absence.

         For purposes of participation in the Plan, an Employee on leave of absence shall be deemed to be an Employee for the first ninety days of such leave of absence, and such Employee's employment shall be deemed to terminate at the close of business on the 90th day of such leave of absence unless, ( i.) such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day; (ii.) employee is guaranteed the right to return to work by contract or federal, state or local law. Termination of any Employee's leave of absence, other than termination of such leave of absence by return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan, and shall terminate such Employee's participation in the Plan and right to exercise any option hereunder.

         3.03.  Restrictions on Participation

         Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if:

         (a) immediately after the grant, such Employee would own Common Stock and/or hold outstanding options to purchase Common Stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

         (b) such option permits such Employee's rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such option is granted) for the calendar year in which such option is outstanding.

         3.04.  Commencement of Participation.

         An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and delivering it to the Plan Administrator on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his or her authorization for a payroll deduction becomes effective and shall end on the offering termination Date (as hereinafter defined) of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Article VIII.

                             Article IV - Offerings

         4.01.  Semi-Annual Offerings.

         The Plan will be implemented through four (4) semi-annual offerings (the "Offerings" and each an "Offering") of the Company's Common Stock. The initial Offering shall commence on November 1, 1999, and shall terminate on April 30, 2000. The subsequent Offerings shall commence on the first day of the following May and on the first day of the following November, and shall terminate on the on the 31st day of October and the 30th day of April, respectively, with the last Offering commencing on May 1, 2001. The maximum number of shares of the Company's Common Stock to be issued in each Offering shall be thirty-seven thousand five hundred (37,500), plus unissued shares from any prior Offerings, whether offered or not.

         As used in the Plan, "Offering Commencement Date" means November 1, or May 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the April 30 or October 31, as the case may be, on which the particular Offering terminates.


                         Article V - Payroll Deductions

         5.01.  Amount of Deduction.

         At the time a participant files his or her authorization for payroll deduction, he or she shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at a rate not less than one percent (1%) and not more than ten percent (10%) of his or her Total Compensation in effect at the Offering Commencement Date of such Offering.

         5.02.  Participant's Account.

         All payroll deductions from Total Compensation made for a participant shall be credited to his or her account under the Plan (a "Plan Account"). A participant may not make any separate cash payment into his or her Plan Account except when on leave of absence and then only as provided in Section 5.04.

         5.03.  Changes in Payroll Deductions.

         A participant may increase payroll deductions at the commencement date of each offering period. Employees may decrease, or discontinue his or her participation in the Plan any time during the six month offering period.


         5.04.  Leave of Absence.

         If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her Plan Account pursuant to Section 7.02, ( (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

         5.05.  Limitations on Plan Deductions.

         Notwithstanding any provisions of the Plan to the contrary, no deduction shall be made from an Employee's Base Pay, and no contribution to an Employee's Plan Account pursuant to Section 5.04 shall be accepted, to the extent that such deduction or such contribution would cause the balance in such Employee's Plan Account to exceed the sum of $10,000 at any time.


                         Article VI - Granting of Option

         6.01.  Number of Options Shares.

         Subject to Section 5.05 hereof, on the Offering Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock of the Company equal to an amount determined as follows:

         (a) that percentage of the Employee's Total Compensation which he or she has elected to have deducted (but not in any case in excess of ten percent (10%), multiplied by

         (b) the Employee's Total Compensation during the period of the Offering plus rollovers pursuant to Section 7.03, divided by

         (c) the option price of common stock as defined in section 6.0.2.

         For purposes of subsection (d) of this Section 6.01, the market value of the Company's Common Stock shall be determined as provided in subsections (a) and (b) of Section 6.02 below.


         6.02.  Option Price.

         The option price of Common Stock purchased with payroll deductions made during an Offering for a participant therein shall be the lower of:

         (a) 85% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on NASDAQ; or

         (b) 85% of the closing price of the Common Stock on the offering Termination Date or the nearest prior business day on which trading occurred on NASDAQ.

         If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purposes hereof by the Committee.


                        Article VII - Exercise of Option

         7.01.  Automatic Exercise

         Unless a participant gives written notice to the Company as hereinafter provided, his or her option for the purchase of Common Stock with payroll deductions made during any Offering ill be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her Plan Account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.01), and any excess in his or her Plan Account will roll forward to the next Offering period, until the last Offering period when the excess will be returned to him or her.

         7.02.  Withdrawal of Plan Account.

         By written notice to the Plan Administrator not less than five (5) business days prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his or her Plan Account at such time.

         7.03.  Fractional Shares.

         Fractional shares will not be issued under the Plan and any balance in an Employee's Plan Account which would have been used to purchase fractional shares will roll forward to the next Offering period, until the last Offering period when the excess will be returned to the participant.


         7.04.  Transferability of Option.

         During a participant's lifetime, options held by the participant shall be exercisable only by the participant.

         7.05.  Delivery of Stock.

         As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participants Plan Account the Common Stock purchased upon exercise of his or her option.


                            Article VIII - Withdrawal

         8.01.  In General.

         As indicated in Section 7.02, a participant may withdraw payroll deductions credited to his or her Plan Administrator no later than five (5) business days prior to the Offering Termination Date applicable to any Offering. Upon the Company's timely receipt of the Withdrawal Notice, a participant's withdrawal from any Offering will not have any effect upon his or her participation in any succeeding Offering, or in any similar plan which may hereafter be adopted by the Company.

         8.02.  Effect on Subsequent Participation

         Unless a participant expressly indicates to the contrary in the Withdrawal Notice, a participant's withdrawal from any Offering will not have any effect upon his or her participation in any succeeding Offering, or in any similar plan which may hereafter be adopted by the Company.

         8.03.  Termination of Employment.

         Upon termination of the participant's employment for any reason, including retirement or death, the payroll deductions credited to his or her Plan Account will be returned to him or her.


         8.04.  Leave of Absence.

         A participant on leave of absence may, pursuant to Section 5.04, elect to continue to participate in the Plan so long as the participant is an Employee for purposes of the Plan. A participant who has been on leave of absence for a period longer than described in Section 3.02 and who therefore is no longer an Employee for purposes of the Plan shall not be eligible to participate in the Plan after participant ceases to be an Employee.

         9.02. Participant's Interest in Option Stock.

         The participant will have no interest in Common Stock covered by his or her option until such option has been exercised.

         9.03.  Registration of Stock.

         Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Plan Administrator prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entirety, to the extent permitted by applicable law.

         9.04  Restrictions on Exercise.

         The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, on NASDAQ or another stock exchange, and that either:

         (a) A Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

         (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.


                            Article X- Administration

         10.01.  Appointment of Committee.

         The Plan shall be administered by the Chief Financial Officer, Director of Human Resources and another member of senior management, hereafter called the "Committee".

         10.02.  Authority of Committee.

         Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding upon all Plan participants.



         10.03.  Rules Governing the Administration of the Committee.

         The Board of Directors may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such time and places as it shall deem advisable and may hold telephonic meetings. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.


                           Article XI - Miscellaneous

         11.01.  Designation of Beneficiary.

         A participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time or by written notice to the Plan Administrator. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

         11.02.  Transferability.

         Neither payroll deductions credited to a participant's Plan Account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.


         11.03.   Use of Funds.

         All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         11.04.   Adjustment Upon Changes in Capitalization.

         (a) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number of kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and to the option exercise price or prices applicable to such outstanding options. In addition, in any event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Section 11.04, any distribution of shares to Stockholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

         (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation (any of such transaction being hereinafter referred to as a "Terminating Transaction"), the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such Terminating Transaction. The Board of Directors shall take such steps in connection with any such Terminating Transaction as the Board shall deem necessary to ensure that the provisions of this Section 11.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities, and/or property as to which such holder of such option might thereafter be entitled to receive.

         11.05.  Amendment and Termination.

         The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without approval of the stockholders of the Corporation, (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to Section 11.04); (ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan, may without the consent of an Employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Employee under such option.

         11.06.  Effective Date.

         The Plan shall be effective (the "Effective Date") upon adoption by the Company's Board of Directors provided, however, the effectiveness of the Plan is subject to the following occurring prior to November 1, 1999: (i) this Plan shall have been approved by the Stockholders as set forth in Section 11.10(c) hereof, and (ii) a registration statement for the Plan shall have become effective under the Securities Act of 1933, as amended.

         11.07.  No Employment Rights.

         The Plan does not, directly or indirectly, create any right for the benefits of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         11.08.  Effect of Plan.

         The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

         11.09.   Withholding of Taxes.

         By electing to participate in the Plan, each Employee acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the Employee's compensation and accumulated for the benefit of the Employee under the Plan, and each Employee agrees that the Company and its participating subsidiaries may deduct additional amounts from the Employee's compensation, when amounts are added to the Employee's Plan Account, used to purchase common stock or refunded, in order to satisfy such withholding obligations. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Common Stock issued to such Participant pursuant to such participant's exercise of an option, and such disposition occurs within the two year period commencing on the day after the Offering Date or within the one year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Participant's Employer any amount of federal, state or local income taxes and other amounts which the company informs the Participant the Company is required to withhold. The Participant's Employer may also satisfy any applicable withholding amounts by deducting the necessary amounts of withholding from the Participant's wages and, in the Committee's sole discretion, any other amounts owed to or held for the account of the Participant.

         11.10. Regulations and other Approvals; Governing Law; Section 16 Compliance

         (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law if preempted by federal law.

         (b) The obligation of the Company to sell or deliver Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         (c) To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. This Plan shall be subject to approval by Stockholders of the Company owning a majority of the issued outstanding shares of common stock present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

         (d) Common stock shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Common Stock may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranty from the Participant that the Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock.

         (e) Nothing contained in this Plan, or any modification or amendment to the Plan, or in the creation of any account, or the execution of any subscription agreement, or the issuance of any Common Stock under the Plan, shall give any Employee any right against the Company or any Subsidiary, or any officer, director, or employee thereof, except as expressly provided by the Plan.

                                                                       Exhibit B


                             FIRST AMENDMENT TO THE
               SSE TELECOM, INC. 1997 DIRECTORS' STOCK OPTION PLAN

         THIS AMENDMENT to the SSE Telecom, Inc., 1997 Directors' Stock Option Plan (the "Plan"), having been approved by the Stockholders of SSE Telecom, Inc. (the "Company"), at the Company's annual meeting held on June 2, 1997, is made effective the 22nd day of March, 1999.

         1. The first sentence of Paragraph 4 (b) of the Plan as heretofore adopted is deleted in its entirety and in its place the following sentence is inserted:

         Subject to the provisions of Paragraph 6 (relating to the adjustment upon changes in stock), the number of shares which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 100,000 shares of common stock of the Company.

         This First Amendment to the SSE Telecom, Inc. 1997 Directors' Stock Option Plan has been executed by the undersigned for and on behalf of SSE Telecom, Inc., as of the effective date set forth above.

                                            SSE TELECOM, INC.

                                            /s/ Leon F. Blachowicz
                                            Leon F. Blachowicz
                                            President & Chief Executive Officer


                     SSE TELECOM, INC.

              1997 DIRECTORS' STOCK OPTION PLAN


     1. Purpose. The purpose of the SSE Telecom, Inc. Directors' Stock Option Plan (the "Plan") is to advance the interests of SSE Telecom, Inc. (the "Company") and its stockholders by encouraging increased share ownership by members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common shares.

     2. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described here) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising under it and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members of it may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. Participation. Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below. As used here, the term "subsidiary" means any corporation at least 40% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

     4.  Awards Under the Plan.

         (a) Type of Awards. Awards under the Plan shall include only Options, which are rights to purchase common shares of the Company having a par value of $.01 per share (the "common shares"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

         (b) Maximum Number of Shares That May Be Issued. There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 50,000 common shares, subject to adjustment as provided in Paragraph 6 below.

         (c) Rights With Respect to Shares. A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any common shares issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5. Nonqualified Stock Option. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

         (a) The Option exercise price shall be the fair market value of the common shares subject to such Option on the date the Option is granted, which shall be the closing price of a common share on the date of grant as reported by the NASDAQ National Market or, if the NASDAQ National Market is closed on that date, on the last preceding date on which the NASDAQ National Market was open for trading.

         (b) Each year, as of the date 30 days after election or re-election as a member of the Board at the annual meeting of shareholders of the Company, each Non-Employee Director shall automatically receive an Option for 2,500 common shares. The Board shall also have the power to grant Options to Non-Employee Directors serving on a Committee of the Board; the amount of such Option award will be determined by the Board.

         (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

         (d) The Option shall not be exercisable:

             (i) before the expiration of one year from the date it is granted and after the expiration of ten years from the date it is granted, and may be exercised during such period as follows: one-third (33-1/3%) of the total number of common shares covered by the Option shall become exercisable each year beginning with the first anniversary of the date it is granted, provided that an Option shall automatically become immediately exercisable in full when the Non-Employee Director ceases to be a Non-Employee Director for any reason other than death;

             (ii) unless payment in full is made for the common shares being acquired under it at the time of exercise. Such payment shall be made:

(A)      in United States dollars by cash or check, or

                    (B) in lieu of that, by tendering to the Company common shares owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the closing price of a common share on the date of exercise as reported on the NASDAQ National Market, or, if the NASDAQ National Market is closed on that date, on the last preceding date on which the NASDAQ National Market was open for trading, or

                    (C) by a combination of United States dollars and common shares as stated above; and

(iii) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                    (A) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person, at any time within three years of the date he ceased to be such a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), may exercise the Option with respect to any common shares as to which he has not exercised the Option on the date he ceased to be such a Non-Employee Director; or

                    (B) if any person to whom an Option has been granted shall die holding an Option that has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of death.

     6. Dilution and Other Adjustment. In the event of any change in the outstanding common shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, or the Option price per share under, any outstanding Option shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.


     7.  Miscellaneous Provisions

         (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken under this document shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         (b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

         (c) No common shares shall be issued under this document unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

         (d) It shall be a condition to the obligation of the Company to issue common shares upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue common shares.

         (e) The expenses of the Plan shall be borne by the Company.

         (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

         (g) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to any action taken under the Plan by the Company or the Board.

         (h) The masculine pronoun means the feminine and the singular means the plural wherever appropriate.


         (i) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options under this document or any common shares issued pursuant to it as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

     8. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that except as provided in Paragraph 6 above, the Board may not, without further approval by the shareholders of the Company in accordance with Paragraph 10 below, increase the maximum number of common shares as to which Options may be granted under the Plan, reduce the minimum Option exercise price described in subparagraph 5(a) above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

     9. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

         (a) upon the adoption of a resolution of the Board terminating the Plan ; or

         (b) five years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 10 below.

No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

     10. Shareholder Adoption. The Plan shall be submitted to the shareholders of the Company for their approval and adoption on or before September 1, 1997. The Plan shall not be effective and no Option shall be granted hereunder unless and until the Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held on or before that date by vote taken in the manner required by the laws of the State of Delaware.

                                    SSE TELECOM, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel E. Moore, Leon F. Blachowicz, and Eric H. van der Kaay, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Common Stock of SSE Telecom, Inc. that the undersigned would be entitled to vote at the annual meeting of the stockholders of SSE Telecom, Inc. to be held on March 22,1999, and at any and all reconvened sessions thereof. The Board of Directors recommend a vote FOR the following items:


                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)



                                                      SEE REVERSE SIDE

/X/ Please mark your
    votes as in this
    example.

                              FOR ALL OF
                              THE NOMINEES                 WITHHOLD
                           (except as marked in            AUTHORITY
                           the contrary below)      to vote for all nominees

1.  ELECTION OF                     / /                       / /
    DIRECTORS

NOMINEES:                LEON F. BLACHOWICZ, DANIEL E. MOORE, JOSEPH T. PISULA,
                         LAWRENCE W. ROBERTS, ERIC H. VAN DER KAAY,
                         OLIN L. WETHINGTON

                                    FOR           AGAINST         ABSTAIN

2. APPROVAL OF 1999 THE EMPLOYEE    / /           / /             / /
   STOCK PURCHASE PLAN

3. AMENDMENT TO THE 1997 BOARD      / /           / /             / /
   OF DIRECTORS STOCK OPTION
   PLAN BY INCREASING BY 50,000
   SHARES THE NUMBER OF SHARES
   OF COMMON STOCK ISSUABLE
   THEREUNDER

4. RATIFICATION OF DELOITTE &       / /           / /             / /
   TOUCHE LLP AS INDEPENDENT
   AUDITORS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.


SIGNATURE _________________________________ DATE __________________________